INVESTMENTS IN COMPANIES AND ASSOCIATES	12 Months Ended
Dec. 31, 2013
INVESTMENTS IN COMPANIES AND ASSOCIATES [Abstract]
INVESTMENTS IN COMPANIES AND ASSOCIATES
NOTE 6:-	INVESTMENTS IN COMPANIES AND ASSOCIATES

a.
The Company invested several amounts in Mobixell Networks Inc. (Mobixell), a privately held Company which was engaged in the design, development and marketing solutions for mobile rich media adaptation, optimization and delivery. The Company held 2.04% of Mobixell's shares on a fully diluted basis. During 2012 the Company's recorded impairments of $ 100 and impaired its entire investment in Mobixell following several financing rounds in which the Company did not participate. For further details please see note 14.

b.
During 2013, the Company acquired through its subsidiary beneficial interests in Two Penn  Center Plaza in Philadelphia, Pennsylvania and in a Texas Shopping Center Portfolio for further details please see note 1 b(2) and 1 b(3) respectively